                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of all Outstanding
                   Series A 12 1/2% Senior Subordinated Notes
                                 in Exchange for
              Series B 12 1/2% Senior Subordinated Notes Due 2007
                                       of
                        DIGITAL TELEVISION SERVICES, LLC
                                DTS CAPITAL, INC.

                    (Not To Be Used For Signature Guarantees)

         Registered holders of outstanding Series A 12 1/2% Senior Subordinated Notes Due 2007 (the "Private Notes") of Digital Television Services, LLC (the"Company") and DTS Capital, Inc. ("Capital" and, together with the Company, the "Issuers") who wish to tender their Private Notes in exchange for a like principal amount of Series B 12 1/2% Senior Subordinated Notes Due 2007 (the "Exchange Notes") of the Issuers and, in each case, whose Private Notes are not immediately available or who cannot deliver their Private Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Exchange Agent. See "The Exchange Offer --Terms of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.


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                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
           NEW YORK CITY TIME, ON ____________, 1997 (the "EXPIRATION
             DATE"), UNLESS EXTENDED BY DIGITAL TELEVISION SERVICES,
                            LLC AND DTS CAPITAL, INC.
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                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK



   By Registered or Certified Mail:          By Facsimile Transmissions:          By Hand or Overnight Delivery
                                            (Eligible Institutions Only)
         The Bank of New York                      (212) 571-3080                     The Bank of New York
        101 Barclay Street, 7E                                                         101 Barclay Street
       New York, New York 10286                Confirm by Telephone:             Corporate Trust Services Window
     Attn: Reorganization Section                    (212) 815-                           Ground Level
                                                                                    New York, New York 10286
                                                For Information Call:             Attn: Reorganization Section
                                                     (212) 815-





         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.


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Ladies & Gentlemen:

         The undersigned hereby tender(s) to the Issuers upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

         The undersigned understands that tenders of Private Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. Tenders of Private Notes may also be withdrawn if the Exchange Offer is terminated without any such Private Notes being exchanged thereunder or as otherwise provided in the Prospectus.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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                            PLEASE SIGN AND COMPLETE
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    Signature(s) of Registered Owner(s) or
    Authorized Signatory: _________________________

    -----------------------------------------------

    Principal Amount of Private Notes Tendered:

    -----------------------------------------------

    Certificate No(s). of Private Notes (if available):


    ------------------------------------------------

    ------------------------------------------------

    Name(s) of Registered Holder(s):

    ------------------------------------------------

    ------------------------------------------------

    Address(es):
                    --------------------------------

    ------------------------------------------------

    Area Code and Telephone No.:

    ------------------------------------------------

    ------------------------------------------------

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         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Private Notes exactly as its (their) name(s) appear on certificates for Private Notes or on a security position listing the owners of Private Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): ______________________________________________________________________

Capacity:______________________________________________________________________

Address(es): __________________________________________________________________

             __________________________________________________________________


 DO NOT SEND PRIVATE NOTES WITH THIS FORM. PRIVATE NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or corespondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (any of the foregoing hereinafter referred to as an "Eligible Institution"), hereby (a) represents that each holder of Private Notes on whose behalf this tender is being made "own(s)" the Private Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Private Notes complies with such Rule 14e-4, and (c) guarantees that, within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, certificates representing the Old Notes covered hereby in proper form for transfer or confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees, or Agent's Message, in the case of book-entry delivery, and any other required documents will be deposited by the undersigned with the Exchange Agent.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND PRIVATE NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


Name of Firm:

Address:_______________________________

_______________________________________

Area Code and Telephone No.:___________





Authorized Signature:

_______________________________________

Name:__________________________________

Title:_________________________________

Date:__________________________________

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